Exhibit 99.1

ESQUIRE FINANCIAL HOLDINGS, INC.
FILES SHELF REGISTRATION STATEMENT ON FORM S-3

Jericho, New York – October 9, 2018 – Esquire Financial Holdings, Inc. (NASDAQ: ESQ) (the "Company"), the holding company for Esquire Bank, National Association ("Esquire Bank"), today announced that it has filed a shelf registration statement on Form S-3 with the United States Securities and Exchange Commission (the "SEC").  While the Company has no current plans to issue securities under the new registration statement, the Company believes it will provide more timely and efficient access to the capital markets if the Company decides to issue securities in the future.  The Company also believes the registration statement will provide increased financial flexibility and streamline the offering process for general corporate purposes and possible strategic and other opportunities that may require additional capital.
Once the registration statement has been declared effective by the SEC, subject to market conditions and other factors, the Company may from time to time issue various types of securities, including common stock, preferred stock, debt securities, depositary shares, warrants, purchase contracts, units and subscription rights, or any combination of such securities, up to an aggregate amount of $75.0 million, through one or more methods of distribution.  The terms of any offering under the registration statement will be established at the time of such offering and will be made solely by means of a prospectus and an accompanying prospectus supplement relating to that offering.
The registration statement has been filed with the SEC but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
About Esquire Financial Holdings, Inc.
Esquire Financial Holdings, Inc. is a bank holding company headquartered in Jericho, New York, with one branch office in Garden City, New York and an administrative office in Boca Raton, Florida. Its wholly-owned subsidiary, Esquire Bank, National Association, is a full-service commercial bank dedicated to serving the financial needs of the legal industry and small businesses nationally, as well as commercial and retail customers in the New York metropolitan area. The bank offers tailored products and solutions to the legal community and their clients as well as dynamic and flexible merchant services solutions to small business owners. For more information, visit www.esquirebank.com.
Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other legal authority. Forward-looking statements can be identified by words such as "will," "enables," "expects," "intends, "may," "allows," "continues," "believes," "anticipates," "estimates" or similar expressions. These include statements regarding the expected effectiveness of the shelf registration statement and possible future offerings of securities under that registration statement.
Forward-looking statements are neither historical facts nor assurances of future performance. They are based only on our current beliefs, expectations and assumptions regarding the future of our business, anticipated events and trends, the economy and other future conditions. As such, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and in many cases outside our control. Therefore, you should not rely on any of these forward-looking statements. These statements involve risks and uncertainties that could cause actual events to differ materially from our expectations. Factors that could cause actual events to differ from our forward-looking statements, or that could contribute to such differences, include risks relating to market conditions, including interest rate changes, and pricing of securities generally and for our securities in particular; the impact of our historical and anticipated financial performance on possible future offerings of securities subject to our registration statement; whether or not we will be able to raise capital through the sale of securities or consummate an offering under the registration statement, the terms of an offering and the anticipated use of the proceeds of such offering, any of which could change as a result of market conditions or for other reasons; and other risks, including those described in the "Risk Factors" section of our Annual Report on Form 10-K.  Any forward-looking statements presented herein are made only as of the date of this press release, and the Company does not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as may be required by law.